                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Terence E. Adderley
                                             ---------------------------
                                                 Terence E. Adderley

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Lillian Bauder
                                             ------------------
                                                 Lillian Bauder

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ David Bing
                                             --------------
                                                 David Bing

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Anthony F. Earley, Jr.
                                             ---------------------------
                                                 Anthony F. Earley, Jr.

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Larry G. Garberding
                                             ---------------------------
                                                 Larry G. Garberding

                                                                  EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his election as a director of Detroit Edison and DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The under-signed understands that (i) he will be elected a director of Holding Company if and only if he is, at the time of such election, serving as a director of Detroit Edison, (ii) he will serve as a director of Holding Company (subject to removal, resignation, death, or dis-ability) until the expiration of his existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                           /s/ Allan D. Gilmour
                                           --------------------
                                               Allan D. Gilmour

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Theodore S. Leipprandt
                                             ---------------------------
                                                 Theodore S. Leipprandt

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ John E. Lobbia
                                             -------------------
                                                 John E. Lobbia

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Patricia S. Longe
                                             -----------------------
                                                 Patricia S. Longe

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Eugene A. Miller
                                             ----------------------
                                                 Eugene A. Miller

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Dean E. Richardson
                                             ---------------------------
                                                 Dean E. Richardson

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ Alan E. Schwartz
                                             -----------------------
                                                 Alan E. Schwartz

                                                           EXHIBIT 99(b)

                                   CONSENT


        The undersigned, a director or nominee for director of The Detroit Edison Company ("Detroit Edison"), hereby consents to his or her election as a director of DTE Holdings, Inc. ("Holding Company") immediately prior to the effectiveness of that certain Agreement and Plan of Exchange (the "Exchange Agreement") to be executed between Detroit Edison and Holding Company. The undersigned understands that (i) he or she will be elected a director of Holding Company if and only if he or she is, at the time of such election, serving as a director of Detroit Edison, (ii) he or she will serve as a director of Holding Company (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of Detroit Edison, and (iii) after election as a director of Holding Company, he or she will continue to serve as a director of Detroit Edison (subject to the same exceptions).


                                             /s/ William Wegner
                                             -----------------------
                                                 William Wegner